UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:        (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period: June 1, 2013-November 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

CEF

November 30, 2013 (UNAUDITED)

GOF | SEMIANNUAL REPORT

Guggenheim Strategic Opportunities Fund

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2013.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2013, the Fund provided a total return based on market price of 2.93% and a total return based on NAV of 2.39%. NAV performance data reflects fees and expenses of the Fund.

As of November 30, 2013, the Fund’s market price of $21.44 per share represented a premium of 5.46% to its NAV of $20.33 per share. As of May 31, 2013, the Fund’s market price of $21.91 per share represented a premium of 4.58% to its NAV of $20.95 per share. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

In each month from June 2013 through November 2013, the Fund paid a monthly distribution of $0.1821. The distribution as of November 30, 2013, represents an annualized distribution rate of 10.19% based on the Fund’s closing market price of $21.44 on November 30, 2013. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 37 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

December 31, 2013

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 3

QUESTIONS & ANSWERS	November 30, 2013

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2013.

What is the Fund’s investment objective and how is it pursued?
The Guggenheim Strategic Opportunities Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.

GPIM seeks to combine a credit-managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

Under normal market conditions:

•	The Fund may invest up to 60% of its total assets in fixed income securities rated below investment grade (commonly referred to as “junk bonds”);

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed income securities of issuers located in emerging markets;

•	The Fund may invest up to 50% of its total assets in common equity securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past six months?
Speculation on the future of quantitative easing dominated financial headlines for much of the period, causing increased interest rate volatility and driving investor demand for shorter duration assets. The yield on the 10-year Treasury note hit a two-year high of 3.0% in early September, about 140 basis points above the lows seen in May.

The Federal Reserve (the “Fed”) surprised most market participants on September 18, 2013 with its inaction on what was expected to be the beginning of tapering its $85 billion per month asset purchase program. Given sluggish job growth and malaise in the housing data in recent months, the Fed announced that it would continue to maintain the pace of purchases until there was significant improvement in the aforementioned areas. Investors that were positioned in longer-duration fixed income assets benefitted as benchmark 10-year U.S. Treasury bond yields declined in the wake of the Fed announcement, closing the third quarter at 2.6%. The soft patch in economic growth added downward pressure to interest rates in the short term, but reacceleration is expected to ultimately push interest rates higher over the long term.

The fundamental outlook for the global economy continues to improve. We are seeing a synchronous global economic expansion for the first time since 2007. In Europe, the periphery has struggled through several years of contraction, but lower prices and unit labor costs have led to the start of a recovery. Germany’s economy has been weighed down by the peripheral nations, but overall, Europe has shown signs of expansion from recent manufacturing data. Asian economies, notably China and Japan, have seen

4 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	November 30, 2013

substantial monetary accommodation from their respective regimes and look to return to higher levels of growth in the coming years.

Here in the United States, we continue to see strong evidence of seasonal strength in the stock market. The data-distorting effects of the October U.S. government shutdown are being flushed from the system, providing a truer reading of what is occurring domestically. Despite a shutdown that lasted far longer than originally anticipated, the U.S. economy held up fairly well, indicating a high degree of underlying strength.

At period end, the likelihood of the Fed tapering quantitative easing in December appeared to be remote. However, given strong employment data released in early December, many market participants placed a higher probability of the Fed reducing purchases in the next few meetings. (After the period end, on December 18, 2013 the Fed announced that it would begin to taper in January 2014, reducing monthly asset purchases from $85 billion to $75 billion). Our expectation is interest rates are likely to remain range bound into 2014 before continuing an ascent higher.

How did the Fund perform for the six months ended November 30, 2013?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2013, the Fund provided a total return based on market price of 2.93% and a total return based on NAV of 2.39%. NAV performance data reflects fees and expenses of the Fund.

As of November 30, 2013, the Fund’s market price of $21.44 per share represented a premium of 5.46% to its NAV of $20.33 per share. As of May 31, 2013, the Fund’s market price of $21.91 per share represented a premium of 4.58% to its NAV of $20.95 per share. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In each month from June 2013 through November 2013, the Fund paid a monthly distribution of $0.1821. The distribution as of November 30, 2013, represents an annualized distribution rate of 10.19% based on the Fund’s closing market price of $21.44 on November 30, 2013. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

What were the major contributors to and detractors from performance?
The Fund’s performance was largely driven by credit spread assets, notably high yield corporate bonds, bank loans and asset-backed securities (ABS).

ABS were a positive contributor to Fund returns as collateralized loan obligations (CLOs) and floating rate ABS saw minimal mark-to-market weakness while positive carry from coupon, spread tightening and gains from amortization of discount securities helped offset some of the mark-to-market weakness experienced from fixed rate ABS.

Detractors to performance for the period included higher duration assets such as fixed rate corporate bonds and preferred debt securities.

GPIM continues to believe that corporate fundamentals will remain positive as monetary accommodation and low borrowing rates will remain supportive of corporate credits.

The Fund still seeks to put money to work opportunistically as near-term catalysts may drive seemingly out of favor assets to levels that are attractive for purchase. The Fund has consistently maintained a lower duration target overall. The Fund will also continue to take gains in floating rate assets that are less sensitive to interest rate movements and have less upside with respect to spread duration, such as CLOs and shorter maturity bank loans.

What have market conditions been like over the past six months for the main asset classes the Fund invests in?
Issuance across corporate sectors has remained robust throughout 2013 as investors have maintained intense demand, creating a positive technical bid. Year-to-date $881 billion of investment grade corporate bonds have been issued, approaching the 2012 total of $928 billion. In high yield, corporate bond issuance is $296 billion for the year compared to $347 billion for the 2012 total while leveraged loan issuance has reached $513 billion for the year compared to $274 billion in the prior year. Much of the new issuance across the corporate credit sector has been repricings and refinancing as issuers look to lock in historically low rates. CLO issuance was strong through the first 6 months of the year. Additionally, uncertainty with respect to future regulation put a brief pause on issuance over the summer. However, we saw a pickup in issuance toward the end of the year. Of note, a slowdown in CLO issuance would place greater importance on retail capital in the loan market. This dynamic would make the loan market more susceptible to increased volatility given the ease with which retail investor sentiment can change. Based on the views highlighted above, we believe that high yield bonds are in a position to outperform bank loans over the near term.

The ABS market showed modestly positive performance over the period as interest rate volatility led to increased demand for floating rate securities. This maintained a positive technical bid for floating rate ABS and CLOs. Despite the negative effects of increased interest rate volatility and the subsequent impact of housing data, the non-Agency RMBS market regained strength and favoritism among investors playing on a continued housing rebound. As much of the reported housing data is lagged, investors will be looking towards leading indicators such as housing starts as a gauge of further improvement in the sector.

As demand for bank loans has grown in 2013, the CLO market has thrived. Over $75 billion has been issued in the U.S. CLO market year-to-date through November, which exceeds full year 2012 issuance and is the third highest year of issuance on record. Issuance slowed during the middle of the year as new regulations widened CLO liabilities making CLO economics more difficult. A robust CLO market is important for loans, as CLOs have

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	November 30, 2013

historically represented a more sustainable, long-term source of demand. While positive fundamentals should help sustain the credit cycle in the near term, there are several notable trends that investors should continue monitoring. Particularly, the growing prominence of retail investors in the bank loan market can contribute to volatility, as we have witnessed in the high yield sector. If we see a slowing of new CLO issuance, we anticipate that retail’s influence on the bank loan market could increase. This technical dynamic has shaped our more cautious outlook on expected bank loan performance as we proceed through the fourth quarter.

How did other markets perform in this environment?
For the six-month period ended November 30, 2013, the Standard & Poor’s 500 Index (the “S&P 500”) rose 11.91% (this and all other returns cited in this section are total return). Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index rose 12.07% and the MSCI Emerging Market Index rose 2.33%.

In the bond market, the Barclays U.S. Aggregate Bond Index returned -0.56% for the period, while the Barclays U.S. Corporate High Yield Index returned 2.61%. The return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.02%.

The Bank of America Merrill Lynch ABS AA-BBB Securities Master Index (the “BofA/ML ABS Master AA-BBB”) gained 1.16% for the period, while the Credit Suisse Leveraged Loan Index returned 2.14%.

What is the Fund’s leverage strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of November 30, 2013, the amount of leverage was approximately 30% of total managed assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BofA/ML ABS Master AA-BBB Index is a subset of The BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives.

Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

6 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2013

Fund Statistics
Share Price	$21.44
Common Share Net Asset Value	$20.33
Premium/Discount to NAV	5.46%
Net Assets Applicable to Common Shares ($000)	$292,898

Total Returns
(Inception 7/27/07)	Market	NAV
Six Month	2.93%	2.39%
One Year	14.58%	12.33%
Three Year - average annual1	12.53%	12.49%
Five Year - average annual1	29.41%	23.52%
Since Inception - average annual1	12.68%	12.32%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV total returns reflect the Fund’s total annual expenses. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

1Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
SPDR S&P 500 ETF Trust	7.5%
SPDR Dow Jones Industrial Average ETF Trust	3.6%
iShares Russell 2000 Index Fund	2.2%
Rockwall CDO Ltd., Series 2007-1A, Class A1LA
(Cayman Islands)	2.0%
Fortress Credit Opportunities I LP, Series 2005-1A, Class A1	1.8%
Aerco Ltd., Series 2A, Class A3 (Jersey)	1.4%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	1.4%
Attentus CDO Ltd., Series 2007-3A, Class A1B
(Cayman Islands)	1.3%
Nomura Resecuritization Trust, Series 2012-1R, Class A	1.2%
Cedarwoods, Series 2006-1A, Class A1	1.1%

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 7

PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Total Investments – 132.5%
	Corporate Bonds – 41.4%
	Advertising – 1.6%
$2,350,000	MDC Partners, Inc. (Canada)(a) (b)	B–	6.750%	04/01/2020	04/01/16 @ 103	$2,444,000
2,175,000	Sitel, LLC / Sitel Finance Corp.(a) (b)	B	11.000%	08/01/2017	08/01/14 @ 106	2,343,563
						4,787,563

	Agriculture – 0.4%
1,200,000	Vector Group Ltd.(b)	B+	7.750%	02/15/2021	02/15/16 @ 106	1,263,000

	Airlines – 2.3%
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(a) (c)	BBB–	7.001%	09/20/2022	N/A	2,021,604
977,269	America West Airlines 2001-1 Pass-Through Trust, Series 011G(b)	BBB–	7.100%	10/02/2022	N/A	1,038,348
623,643	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A(c)	NR	7.380%	07/02/2019	N/A	636,116
564,693	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1(c)	NR	7.200%	07/02/2020	N/A	601,398
333,711	Atlas Air 2000-1 Pass-Through Trust, Series 2000-1, Class A(c)	NR	8.707%	07/02/2021	N/A	355,402
400,000	British Airways PLC (United Kingdom)(a)	BBB	5.625%	06/20/2020	N/A	414,000
1,750,000	Delta Air Lines Pass-Through Trust, Series 2011-1, Class B(b)	BB	7.125%	04/15/2016	N/A	1,785,000
						6,851,868

	Auto Parts & Equipment – 0.2%
720,000	Stanadyne Corp., Series 1	CCC–	10.000%	08/15/2014	N/A	700,200

	Banks – 3.5%
950,000	Barclays Bank PLC (United Kingdom)(b)	B+	8.250%	12/15/2018	12/15/18 @ 100	980,400
1,200,000	Barclays Bank PLC (United Kingdom)(a) (b) (d) (e)	BBB–	6.860%	–	06/15/32 @ 100	1,236,000
875,000	Citigroup, Inc., Series D(b) (d) (e)	BB	5.350%	–	05/15/23 @ 100	772,187
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)(a) (b) (d) (e)	A–	11.000%	–	06/30/19 @ 100	661,250
750,000	Itau Unibanco Holding SA (Brazil)(a) (b)	Baa3	5.125%	05/13/2023	N/A	694,875
3,750,000	JPMorgan Chase & Co., Series Q(b) (d) (e)	BBB	5.150%	–	05/01/23 @ 100	3,375,000
1,000,000	KeyCorp Capital III(b)	BBB–	7.750%	07/15/2029	N/A	1,150,039
1,400,000	RBS Capital Trust II(b) (d) (e)	BB	6.425%	–	01/03/34 @ 100	1,305,500
						10,175,251

	Building Materials – 0.6%
1,210,000	Cemex SAB de CV (Mexico)(a) (b)	B+	9.000%	01/11/2018	01/11/15 @ 105	1,324,950
350,000	CPG Merger Sub, LLC(a)	CCC+	8.000%	10/01/2021	10/01/16 @ 106	364,875
						1,689,825

	Chemicals – 0.5%
1,300,000	TPC Group, Inc.(a) (b)	B	8.750%	12/15/2020	12/15/16 @ 104	1,373,125

	Coal – 1.1%
2,825,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(b)	B–	8.375%	06/01/2020	06/01/16 @ 104	3,121,625

	Commercial Services – 1.1%
2,650,000	Laureate Education, Inc.(a) (b)	CCC+	9.250%	09/01/2019	09/01/15 @ 107	2,901,750
10,000	RR Donnelley & Sons Co.	BB–	6.500%	11/15/2023	N/A	9,975
240,000	ServiceMaster Co.	CCC+	7.000%	08/15/2020	08/15/15 @ 105	229,500
						3,141,225

	Computers – 0.8%
281,000	Stratus Technologies, Inc. (Bermuda)	B–	12.000%	03/29/2015	01/15/15 @ 100	283,108
2,040,000	Stream Global Services, Inc.(b)	B+	11.250%	10/01/2014	N/A	2,050,200
						2,333,308

See notes to financial statements.

8 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Distribution & Wholesale – 0.5%
$326,000	Baker & Taylor Acquisitions Corp.(a)	CCC	15.000%	04/01/2017	10/01/14 @ 108	$277,915
1,285,000	INTCOMEX, Inc.(b)	CCC	13.250%	12/15/2014	N/A	1,246,450
						1,524,365

	Diversified Financial Services – 4.3%
1,000,000	General Electric Capital Corp., Series A, Class A(b) (d) (e)	AA–	7.125%	–	06/15/22 @ 100	1,112,500
2,000,000	General Electric Capital Corp., Series C(b) (d) (f) (e)	AA–	5.250%	–	06/15/23 @ 100	1,890,000
300,000	Harbinger Group, Inc.(a)	B	7.875%	07/15/2019	01/15/16 @ 106	321,750
350,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.(a)	B+	7.375%	04/01/2020	04/01/16 @ 106	362,687
400,000	Jefferies LoanCore, LLC / JLC Finance Corp.(a)	B	6.875%	06/01/2020	06/01/16 @ 105	395,000
235,000	KCG Holdings, Inc.(a)	B	8.250%	06/15/2018	06/15/15 @ 104	241,756
215,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.	B+	9.625%	05/01/2019	05/01/15 @ 107	241,875
1,100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	7.875%	10/01/2020	10/01/16 @ 104	1,141,250
450,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.	B+	6.500%	07/01/2021	01/01/17 @ 103	427,500
1,250,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	6.500%	06/01/2022	12/01/17 @ 103	1,178,125
1,875,000	Nuveen Investments, Inc.(a) (b)	CCC	9.125%	10/15/2017	10/15/14 @ 107	1,860,938
2,650,000	QBE Capital Funding III Ltd. (Jersey)(a) (b) (d)	BBB	7.250%	05/24/2041	05/24/21 @ 100	2,809,000
500,000	Scottrade Financial Services, Inc.(a) (b)	Baa3	6.125%	07/11/2021	N/A	501,582
						12,483,963

	Engineering & Construction – 1.1%
1,378,466	Alion Science and Technology Corp.(b) (g)	B–	12.000%	11/01/2014	N/A	1,409,482
1,934,095	Princess Juliana International Airport Operating Co. NV (Saint Maarten)(a) (b)	Baa2	5.500%	12/20/2027	N/A	1,894,446
						3,303,928

	Entertainment – 1.0%
360,000	Agua Caliente Band of Cahuilla Indians(a) (c)	BB+	6.350%	10/01/2015	N/A	356,465
375,000	Diamond Resorts Corp.	B–	12.000%	08/15/2018	08/15/14 @ 106	416,250
100,000	DreamWorks Animation SKG, Inc.(a)	B	6.875%	08/15/2020	08/15/16 @ 105	106,250
100,000	Gibson Brands, Inc.(a)	B	8.875%	08/01/2018	02/01/16 @ 107	102,250
330,000	Live Nation Entertainment, Inc.(a)	B+	7.000%	09/01/2020	09/01/16 @ 104	356,400
1,455,000	WMG Acquisition Corp.(b)	B	11.500%	10/01/2018	10/01/14 @ 109	1,684,162
						3,021,777

	Food – 1.0%
2,382,000	Bumble Bee Holdings, Inc.(a) (b)	B	9.000%	12/15/2017	12/15/14 @ 105	2,602,335
250,000	KeHE Distributors, LLC / KeHE Finance Corp.(a)	B	7.625%	08/15/2021	08/15/17 @ 104	261,250
						2,863,585

	Forest Products & Paper – 0.2%
500,000	Unifrax I, LLC / Unifrax Holding Co.(a)	B–	7.500%	02/15/2019	02/15/15 @ 104	513,750

	Gas – 0.3%
900,000	LBC Tank Terminals Holding Netherlands BV (Netherlands)(a) (b)	B	6.875%	05/15/2023	05/15/18 @ 103	942,750

	Hand & Machine Tools – 0.1%
150,000	Victor Technologies Group, Inc.	B–	9.000%	12/15/2017	12/15/14 @ 105	160,500

	Health Care Products – 0.0%***
92,000	Physio-Control International, Inc.(a)	B+	9.875%	01/15/2019	01/15/15 @ 107	103,040

	Household Products & Housewares – 0.2%
588,000	Central Garden and Pet Co.	CCC+	8.250%	03/01/2018	03/01/14 @ 104	593,880

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Insurance – 5.1%
$2,000,000	Amtrust Financial Services, Inc.(a) (b)	NR	6.125%	08/15/2023	N/A	$2,010,000
1,000,000	AXA SA (France)(a) (b) (d) (e)	BBB–	6.379%	–	12/14/36 @ 100	975,000
1,450,000	Fidelity & Guaranty Life Holdings, Inc.(a) (b)	BB–	6.375%	04/01/2021	04/01/16 @ 105	1,508,000
1,000,000	ING US, Inc.(b) (d)	BB	5.650%	05/15/2053	05/15/23 @ 100	974,700
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB–	8.500%	05/15/2020	N/A	919,582
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.875%	12/15/2037	12/15/32 @ 100	1,142,500
700,000	National Life Insurance Co.(a) (b)	BBB+	10.500%	09/15/2039	N/A	936,666
250,000	Nationwide Mutual Insurance Co.(a) (b)	A–	9.375%	08/15/2039	N/A	351,653
3,500,000	Prudential Financial, Inc.(b) (d)	BBB+	5.625%	06/15/2043	06/15/23 @ 100	3,434,375
2,750,000	Wilton RE Finance, LLC(a) (b) (d)	BBB	5.875%	03/30/2033	03/30/23 @ 100	2,736,250
						14,988,726

	Internet – 1.3%
1,000,000	First Data Corp.(a) (h)	B–	8.750%	01/15/2022	01/15/16 @ 104	1,072,500
2,450,000	Zayo Group LLC / Zayo Capital, Inc.(b)	CCC+	10.125%	07/01/2020	07/01/16 @ 105	2,829,750
						3,902,250

	Leisure Time – 0.7%
1,875,000	Sabre, Inc.(a) (b)	B	8.500%	05/15/2019	05/15/15 @ 106	2,074,219

	Lodging – 0.0%***
150,000	Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International, LLC(a)	BB–	5.875%	05/15/2021	05/15/16 @ 104	147,000

	Media – 0.7%
500,000	DCP, LLC / DCP Corp.(a) (b)	B+	10.750%	08/15/2015	08/15/14 @ 100	517,500
1,500,000	Expo Event Transco, Inc.(a)	B–	9.000%	06/15/2021	06/15/16 @ 105	1,518,750
						2,036,250

	Mining – 0.6%
300,000	KGHM International Ltd. (Canada)(a)	BB–	7.750%	06/15/2019	06/15/15 @ 104	314,250
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(a)	CCC	11.500%	02/15/2018	02/15/15 @ 106	850,750
2,170,000	Mirabela Nickel Ltd. (Australia)(a) (b) (c)	D	8.750%	04/15/2018	04/15/15 @ 104	520,800
						1,685,800

	Oil & Gas – 3.6%
700,000	Atlas Energy Holdings Operating Co., LLC / Atlas Resource Finance Corp.(a)	B–	7.750%	01/15/2021	01/15/17 @ 104	661,500
200,000	Atlas Resource Escrow Corp.(a)	B–	9.250%	08/15/2021	08/15/17 @ 105	203,500
1,800,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(b)	B–	7.875%	04/15/2022	01/15/17 @ 104	1,840,500
300,000	Endeavor Energy Resources, LP / EER Finance, Inc.(a)	B+	7.000%	08/15/2021	08/15/16 @ 105	300,000
500,000	IronGate Energy Services, LLC(a)	NR	11.000%	07/01/2018	07/01/16 @ 105	490,000
2,055,000	Legacy Reserves LP / Legacy Reserves Finance Corp.(a) (b)	B–	8.000%	12/01/2020	12/01/16 @ 104	2,121,787
300,000	Legacy Reserves, LP / Legacy Reserves Finance Corp.(a)	B–	6.625%	12/01/2021	06/01/17 @ 103	289,500
525,000	Memorial Production Partners, LP / Memorial Production Finance Corp.(a)	B–	7.625%	05/01/2021	05/01/17 @ 104	539,438
195,000	Memorial Production Partners, LP / Memorial Production Finance Corp.	B–	7.625%	05/01/2021	05/01/17 @ 104	200,362
1,100,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC	B–	10.750%	10/01/2020	10/01/16 @ 105	1,199,000
100,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC	B–	9.250%	06/01/2021	06/01/16 @ 107	104,375
500,000	Pacific Drilling SA (Luxembourg)(a) (b)	B+	5.375%	06/01/2020	06/01/16 @ 104	505,000
1,800,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.(a) (b)	B	7.500%	07/01/2021	07/01/16 @ 106	1,881,000
						10,335,962

	Oil & Gas Services – 0.3%
850,000	Exterran Partners, LP / EXLP Finance Corp.(a) (b)	B–	6.000%	04/01/2021	04/01/17 @ 103	845,750

See notes to financial statements.
10 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Packaging & Containers – 0.2%
$300,000	Pretium Packaging, LLC / Pretium Finance, Inc.	B–	11.500%	04/01/2016	04/01/14 @ 106	$320,250
250,000	Prosight Global, Inc.(c)	NR	7.500%	11/20/2020	N/A	249,737
						569,987

	Pharmaceuticals – 0.6%
1,500,000	Valeant Pharmaceuticals International, Inc.. (Canada)(a) (b)	B	6.750%	08/15/2018	08/15/15 @ 105	1,651,875

	Pipelines – 1.8%
330,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.	BB	7.750%	04/01/2019	04/01/15 @ 104	358,050
850,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.(a) (b)	BB	6.125%	03/01/2022	11/01/16 @ 105	869,125
1,750,000	Eagle Rock Energy Partners, LP	B	8.375%	06/01/2019	06/01/15 @ 104	1,802,500
2,000,000	Gibson Energy, Inc. (Canada)(a) (b)	BB	6.750%	07/15/2021	07/15/16 @ 105	2,120,000
						5,149,675

	Real Estate Investment Trust – 1.0%
1,500,000	Entertainment Properties Trust(b)	BB+	5.750%	08/15/2022	05/15/22 @ 100	1,546,383
1,500,000	Entertainment Properties Trust(b)	BB+	5.250%	07/15/2023	04/15/23 @ 100	1,487,101
						3,033,484

	Retail – 1.6%
150,000	Checkers & Rally’s Restaurants, Inc.(a) (c)	NR	11.625%	11/01/2016	05/01/15 @ 103	154,125
600,000	Checkers Drive-In Restaurants, Inc.(a) (b)	B–	11.000%	12/01/2017	06/01/15 @ 108	667,500
2,245,000	GRD Holdings III Corp.(a) (b)	B	10.750%	06/01/2019	06/01/15 @ 108	2,447,050
1,255,000	Wok Acquisition Corp.(a)	CCC	10.250%	06/30/2020	06/30/16 @ 105	1,355,400
						4,624,075

	Software – 0.7%
1,360,000	Aspect Software, Inc.(b)	CCC+	10.625%	05/15/2017	05/15/14 @ 105	1,390,600
750,000	Eagle Midco, Inc.(a)	CCC+	9.000%	06/15/2018	12/15/14 @ 102	768,750
						2,159,350

	Telecommunications – 0.2%
100,000	Alcatel-Lucent USA, Inc.(a)	CCC+	8.875%	01/01/2020	07/01/16 @ 104	109,375
600,000	Alcatel-Lucent USA, Inc.(a)	CCC+	6.750%	11/15/2020	11/15/16 @ 103	605,250
						714,625

	Textiles – 0.0%***
95,000	Empire Today, LLC / Empire Today Finance Corp.(a)	B–	11.375%	02/01/2017	02/01/15 @ 103	94,288

	Transportation – 2.2%
2,830,000	CEVA Group PLC (United Kingdom)(a) (b)	CCC+	8.375%	12/01/2017	12/01/14 @ 104	2,971,500
1,530,000	Marquette Transportation Co., LLC / Marquette Transportation Finance Corp.(b)	B–	10.875%	01/15/2017	01/15/14 @ 105	1,621,800
1,630,000	Quality Distribution, LLC / QD Capital Corp.(b)	B–	9.875%	11/01/2018	11/01/14 @ 105	1,805,225
						6,398,525

	Total Corporate Bonds – 41.4%
	(Cost $117,075,094)					121,360,369

	Asset Backed Securities – 37.0%
	Automobile – 0.0%***
23,331	Bush Truck Leasing, LLC, Series 2011-AA, Class C(a)	NR	5.000%	09/25/2018	N/A	23,219

	Collateralized Debt Obligations – 9.2%
5,215,121	Cedarwoods, Series 2006-1A, Class A1(a) (f) (j)	AAA	0.435%	07/25/2051	N/A	4,216,777
1,230,160	Diversified Asset Securitization Holdings II LP, Series 1A, Class A1L
	(Cayman Islands)(a) (f)	BBB+	0.744%	09/15/2035	N/A	1,172,287
73,041	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L
	(Cayman Islands)(f)	BBB+	0.744%	09/15/2035	N/A	69,753

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Collateralized Debt Obligations continued
$3,273,427	Highland Park CDO I Ltd., Series 2006-1A, Class A1 (Cayman Islands)(a) (f)	B+	0.568%	11/25/2051	N/A	$2,830,393
71,929	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(a) (f)	BB+	0.669%	12/30/2030	N/A	71,274
33,421	Legg Mason Real Estate CDO I Ltd. (Cayman Islands)(a) (f)	BBB+	0.446%	03/25/2038	N/A	32,856
572,693	Newcastle 2007 CDO Ltd., Series 2007-9A, Class A1(b)	NR	0.425%	05/25/2052	N/A	552,652
2,888,156	N-Star Real Estate CDO Ltd.(c)	NR	0.489%	02/01/2041	N/A	2,623,124
1,353,823	N-Star Real Estate CDO VIII Ltd. (Cayman Islands)(a) (f)	A3	0.459%	02/01/2041	N/A	1,291,704
1,250,000	N-Star Real Estate CDO VIII Ltd. (Cayman Islands)(a) (f)	B1	0.529%	02/01/2041	N/A	968,454
6,969	Putnam Structured Product CDO, Series 2001-1A, Class A1SS (Cayman
	Islands)(a) (f)	AA	0.738%	02/25/2032	N/A	6,833
1,146,615	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman
	Islands)(a) (f)	CCC+	0.849%	01/10/2038	N/A	1,009,084
448,433	Putnam Structured Product CDO, Series 2003-1A, Class A1LT (Cayman
	Islands)(a) (f)	CCC	0.618%	10/15/2038	N/A	416,613
3,529,313	RAIT CRE CDO Ltd. (Cayman Islands)(f)	BB–	0.498%	11/20/2046	N/A	2,924,934
8,521,798	Rockwall CDO Ltd., Series 2007-1A, Class A1LA (Cayman Islands)(a) (b) (f)	A+	0.492%	08/01/2024	N/A	7,895,078
65,623	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(a) (f)	BB	0.718%	02/25/2031	N/A	63,758
754,647	SRERS Funding Ltd., Series 2011-RS, Class A1B1 (Cayman Islands)(a) (f)	Baa3	0.419%	05/09/2046	N/A	678,982
						26,824,556

	Collateralized Loan Obligations – 16.4%
400,000	Airlie CLO, Series 2006-2A, Class B (Cayman Islands)(a) (f)	A	0.992%	12/20/2020	N/A	362,375
1,750,000	Ares CLO Ltd., Series 2012-3A (Cayman Islands)(a) (i)	NR	0.000%	01/17/2024	N/A	1,414,351
3,700,000	Ares CLO Ltd., Series XXVI (Cayman Islands)(a) (i) (j)	NR	0.000%	04/15/2025	N/A	2,886,000
2,600,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(a) (i) (j)	NR	0.000%	01/30/2024	N/A	2,327,979
2,800,000	Blackrock Senior Income Series Corp., Series 2004-1X (Cayman Islands)(i)	NR	0.000%	09/15/2016	N/A	273,000
2,600,000	Carlyle Global Market Strategies CLO 2012-3 Ltd., Series 2012-3A
	(Cayman Islands)(a) (i)	NR	0.000%	10/14/2024	N/A	2,504,838
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (f)	A+	1.494%	07/10/2019	N/A	921,471
3,500,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(a) (f)	BBB+	2.844%	07/10/2019	N/A	3,165,859
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(a)	BBB+	8.370%	07/10/2019	N/A	1,008,329
1,000,000	Divcore CLO Ltd.	Baa3	4.100%	11/15/2032	N/A	996,325
2,500,000	Finn Square CLO Ltd., Series 2012-1A (Cayman Islands)(a) (i)	NR	0.000%	12/24/2023	N/A	2,328,500
7,700,000	Fortress Credit Opportunities I LP, Series 2005-1A, Class A1(b)	AAA	0.587%	07/15/2019	N/A	6,920,236
250,000	Gale Force CLO Ltd., Series 2007-3A, Class C (Cayman Islands)(a) (f)	A	0.942%	04/19/2021	N/A	233,558
900,000	Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A,
	Class C (Cayman Islands)(a) (f)	A+	1.242%	12/20/2018	N/A	849,988
2,500,000	Great Lakes CLO 2012-1 Ltd., Series 2012-1A (Cayman Islands)(a) (i)	NR	0.000%	01/15/2023	N/A	2,316,933
2,100,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series
	2007-1A (Cayman Islands)(a) (f)	BBB–	2.538%	08/07/2021	N/A	2,062,141
250,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series
	2007-1A, Class C (Cayman Islands)(a) (f)	A+	1.078%	08/07/2021	N/A	237,863
250,000	Hewett’s Island CDO Ltd., Series 2006-5A, Class C (Cayman Islands)(a) (f)	AA+	0.960%	12/05/2018	N/A	242,185
500,000	Ivy Hill Middle Market Credit Fund Ltd. (Cayman Islands)(a) (f)	BB	6.744%	01/15/2022	N/A	504,537
800,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(a) (f)	A–	0.958%	01/25/2019	N/A	745,054
1,000,000	KKR Financial CLO Ltd., Series 2007-1X, Class A(f)	BBB+	5.241%	05/15/2021	N/A	992,315
500,000	Liberty CLO II Ltd., Series 2005-1A, Class A3 (Cayman Islands)(a) (b) (f)	A+	0.742%	11/01/2017	N/A	479,165
3,000,000	Marathon CLO II Ltd., Series 2005-2A, Class A (Cayman Islands)(a) (i)	NR	0.000%	12/20/2019	N/A	1,824,978
500,000	Marlborough Street CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (f)	A+	0.996%	04/18/2019	N/A	463,859

See notes to financial statements.
12 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligations continued
$1,500,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C
	(Cayman Islands)(a) (f)	A–	1.203%	12/20/2020	N/A	$1,402,544
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(a) (f)	AA+	0.586%	04/16/2021	N/A	761,673
250,000	NewStar Commercial Loan Funding 2013-1 LLC, Series 2013-1A, Class E(a) (f)	BBB–	5.701%	09/20/2023	N/A	250,020
500,000	NewStar Commercial Loan Trust 2007-1(a) (f)	BBB+	1.539%	09/30/2022	N/A	468,612
500,000	NewStar Commercial Loan Trust 2007-1(a) (f)	BB–	2.539%	09/30/2022	N/A	475,273
600,000	Northwoods Capital VII Ltd. (Cayman Islands)(a) (f)	BB+	3.741%	10/22/2021	N/A	573,968
250,000	OFSI Fund Ltd., Series 2006-1A, Class C (Cayman Islands)(a) (f)	A	1.103%	09/20/2019	N/A	231,942
300,000	Pacifica CDO Ltd., Series 2005-5X, Class B2 (Cayman Islands)	AA–	5.811%	01/26/2020	N/A	304,939
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(a) (f)	AAA	0.648%	07/24/2021	N/A	1,450,327
400,000	Salus CLO Ltd. (Cayman Islands)(a) (f)	NR	7.002%	03/05/2021	N/A	399,984
1,200,000	Summit Lake CLO Ltd., Series 2005-1A, Class C1A(a) (i)	NR	0.000%	02/24/2018	N/A	418,790
700,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(a) (f)	A+	2.994%	07/15/2019	N/A	672,759
650,000	TCW Global Project Fund, Series 2004-1A, Class A2A (Cayman Islands)(a) (f)	A	1.594%	06/15/2016	N/A	612,227
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(a) (f)	BB–	2.194%	06/15/2016	N/A	1,717,018
500,000	TCW Global Project Fund, Series 2005-1A, Class A1 (Cayman Islands)(a) (f)	AAA	0.889%	09/01/2017	N/A	468,624
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(a)	BB+	5.793%	09/01/2017	N/A	908,513
900,000	Turbine Engine Securitization Ltd.	BBB	6.375%	12/15/2048	N/A	883,305
						48,062,357

	Commercial Receivables – 0.0%***
3,905	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(a)	NR	5.000%	01/20/2019	N/A	3,864

	Credit Cards – 0.4%
1,323,832	CHLPA Credit Card Pass-Through Trust, Series 2012-BIZ, Class A(a) (i) (j)	CCC	0.000%	12/15/2049	N/A	1,081,690
61,600	LCP Dakota Fund, Series 2012-6, Class P(c)	NR	10.000%	08/17/2015	N/A	61,600
44,000	LCP Dakota Fund, Series 2012-6, Class Q(c)	NR	12.500%	08/17/2015	N/A	43,994
						1,187,284

	Financial – 0.0%***
17,055	Blue Falcon, Series A-2(a) (c)	NR	3.165%	12/25/2016	N/A	16,957

	Insurance – 1.6%
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a)	AA+	8.370%	01/15/2046	02/15/28 @ 100	665,362
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(a)	A+	9.360%	01/15/2048	07/15/29 @ 100	690,776
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(a)	A–	10.810%	01/15/2050	05/15/31 @ 100	699,932
322,600	Insurance Note Capital Term, Series 2005-1R1A(a) (f)	A–	0.489%	06/09/2033	N/A	300,018
995,313	Northwind Holdings, LLC, Series 2007-1A, Class A1(a) (f)	A	1.057%	12/01/2037	N/A	921,932
1,464,024	Structured Asset Receivables Trust, Series 2005-1A, Class CTFS(a) (b) (f)	CCC	0.742%	01/21/2015	N/A	1,382,332
						4,660,352

	Media – 0.6%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.836%	12/20/2040	N/A	544,382
1,100,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.756%	12/20/2040	N/A	1,224,484
						1,768,866

	Other – 2.0%
1,282,474	Glenn Pool Oil & Gas Trust(c)	NR	6.000%	08/02/2021	N/A	1,317,102
1,691,146	Emerald Aviation Finance Ltd. (Cayman Islands)(a) (b)	BBB	6.350%	10/15/2038	10/15/18 @ 100	1,704,092
3,772,273	Gramercy Real Estate CDO 2007-1 Ltd. (Cayman Islands)(a) (f)	B	0.521%	08/15/2056	N/A	2,979,003
						6,000,197

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Timeshare – 0.1%
$136,529	Silverleaf Finance, LLC, Series 2010-A, Class B(a)	BBB	8.000%	07/15/2022	09/15/15 @ 100	$145,569

	Transportation – 5.0%
8,406,003	Aerco Ltd., Series 2A, Class A3 (Jersey)(b) (f)	B–	0.634%	07/15/2025	N/A	5,547,962
12,703,315	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(b) (f)	CCC	0.718%	03/15/2019	N/A	5,367,151
1,582,821	Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)(a) (f)	BBB–	0.619%	11/14/2033	N/A	1,329,570
1,231,083	Babcock & Brown Air Funding I Ltd., Series 2007-1X, Class G1 (Bermuda)(a) (f)	BBB+	0.619%	11/14/2033	N/A	1,034,110
593,170	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (f) (j)	BBB+	3.168%	09/15/2041	N/A	392,441
13,073	Castle Trust, Series 2003-1AW, Class A1(a) (f)	AA	0.917%	05/15/2027	N/A	11,897
413,667	Raspro Trust, Series 2005-1A, Class G(a) (f)	A	0.645%	03/23/2024	N/A	384,710
622,340	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.562%	02/10/2021	N/A	604,270
						14,672,111

	Trust Preferred Stocks – 1.7%
5,550,106	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(a) (f)	AA–	0.506%	10/11/2042	N/A	4,942,766

	Total Asset Backed Securities – 37.0%
	(Cost $107,235,113)					108,308,098

	Collateralized Mortgage Obligations – 5.4%
	Commercial Mortgage Backed Securities - Non-Traditional – 0.6%
1,774,064	Business Loan Express SBA Loan Trust 2006-1, Series 2006-AA, Class A(a) (f)	CCC+	0.407%	10/20/2038	N/A	1,429,236
473,456	Ciena Capital, LLC, Series 2007-AA, Class A(a) (f)	CCC+	0.567%	10/20/2040	N/A	322,479
						1,751,715

	Commercial Mortgage Backed Securities - Traditional – 0.8%
400,000	Bank of America Merrill Lynch-DB Trust, Series 2012-OSI, Class D(a)	Baa3	6.786%	04/13/2029	N/A	412,736
1,500,000	Barclays Commercial Mortgage Securities, Series 2013-TYSN, Class E(a)	Ba2	3.708%	09/05/2032	N/A	1,375,313
730,305	Wachovia Bank Commercial Mortgage Trust(a) (f)	Caa1	0.867%	06/15/2020	N/A	690,138
						2,478,187

	Residential Mortgage Backed Securities – 4.0%
69,499	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(f)	D	6.005%	10/25/2036	12/25/20 @ 100	51,666
1,847,570	GreenPoint Mortgage Funding Trust, Series 2006-AR1, Class A1A(f)	CCC	0.455%	02/25/2036	N/A	1,473,568
769,739	GSAA Home Equity Trust 2007-7(f)	B–	0.440%	07/25/2037	04/25/20 @ 100	650,697
97,073	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(f)	B	5.470%	08/25/2034	07/25/17 @ 100	99,158
745,206	New Century Home Equity Loan Trust, Series 2005-1(f)	B3	0.885%	03/25/2035	N/A	646,774
5,160,573	Nomura Resecuritization Trust, Series 2012-1R, Class A(a) (f)	NR	0.604%	08/27/2047	N/A	4,747,727
2,000,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-OPT1(f)	B–	0.426%	04/25/2036	N/A	1,705,246
777,706	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(k)	D	5.750%	01/25/2037	11/25/17 @ 100	480,917
1,823,691	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(k)	D	6.040%	01/25/2037	11/25/17 @ 100	1,040,313
872,215	Wachovia Asset Securitization Issuance II, LLC 2007-He1 Trust(a) (f)	CCC	0.305%	07/25/2037	N/A	756,781
						11,652,847

	Total Collateralized Mortgage Obligations – 5.4%
	(Cost $15,351,764)					15,882,749

	Term Loans – 23.3%(l)
	Aerospace & Defense – 0.3%
300,000	Doncasters Group Limited, 2nd Lien	CCC+	9.500%	10/09/2020	N/A	301,500
585,000	Nana Development, 1st Lien	B+	8.000%	03/15/2018	N/A	593,775
						895,275

See notes to financial statements.
14 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Automotive – 0.3%
$128,903	Armored Autogroup, Inc.	B–	6.000%	11/05/2016	N/A	$129,266
99,499	Fleetpride	B	5.250%	11/19/2019	N/A	98,006
250,000	Fleetpride	CCC+	9.250%	05/15/2020	N/A	238,750
100,000	Keystone Automotive, 1st Lien	B	7.000%	08/15/2019	N/A	101,563
361,111	Navistar, Inc.	B	5.750%	08/17/2017	N/A	367,656
						935,241

	Banking – 0.1%
200,000	Ranpak, 2nd Lien	B–	8.500%	04/23/2020	N/A	206,000

	Chemicals – 0.1%
400,000	Ennis-Flint	B+	6.250%	03/30/2018	N/A	402,876

	Consumer Products – 0.5%
400,000	Nes Global Talent	B	6.500%	10/02/2019	N/A	398,500
240,018	Targus Group International, Inc.	B	12.000%	05/24/2016	N/A	207,616
85,583	Totes Isotoner Corp.	B	7.252%	07/07/2017	N/A	86,118
855,000	Transtar Industries, Inc.	CCC+	9.750%	10/09/2019	N/A	850,725
						1,542,959

	Consumer Services – 2.1%
375,000	Applied Systems, Inc.	CCC+	8.250%	06/08/2017	N/A	379,337
1,000,000	Digital Insight	B+	8.750%	10/16/2019	N/A	1,010,000
334,469	Edmentum, Inc.	BB–	6.000%	05/17/2018	N/A	336,748
400,000	GCA Services Group, Inc.	CCC+	9.250%	11/01/2020	N/A	405,750
93,750	Nab Holdings, LLC	BB+	7.000%	04/24/2018	N/A	94,395
227,500	Sutherland Global Cayman Tranche	BB–	7.250%	03/06/2019	N/A	228,069
503,750	Sutherland Global U.S. Tranche	B	7.250%	03/06/2019	N/A	505,009
3,062,325	Travelport Holdings Ltd.	B	6.250%	06/26/2019	N/A	3,135,331
99,750	Valleycrest Companies LLC	B	5.500%	06/13/2019	N/A	100,498
						6,195,137

	Diversified Manufacturing – 0.7%
1,029,600	CPM Acquisition Corp.	B+	6.250%	08/29/2017	N/A	1,034,748
530,000	CPM Acquisition Corp.	B	10.250%	03/01/2018	N/A	535,962
445,058	Panolam Industries(c)	BB–	7.250%	08/23/2017	N/A	430,594
						2,001,304

	Electric – 0.4%
1,036,875	Astoria Generating Co. Acquisitions	B	8.500%	10/26/2017	N/A	1,067,986

	Entertainment – 1.1%
96,850	CKX Entertainment, Inc.(c)	B+	9.000%	06/21/2017	N/A	88,134
2,250,000	Lions Gate Entertainment	B+	5.0000%	07/18/2020	N/A	2,257,706
750,000	Steinway Musical Instruments, 2nd Lien	B–	9.250%	09/18/2020	N/A	770,625
						3,116,465

	Food & Beverage – 1.8%
2,430,000	Advance Pierre Foods, Inc., Lien 2	CCC+	9.500%	10/10/2017	N/A	2,413,792
1,241,888	Arctic Glacier Holdings, 1st Lien	B–	6.000%	05/10/2019	N/A	1,243,440
450,000	CTI Foods Holding Co. LLC, 2nd Lien	CCC+	8.250%	06/28/2021	N/A	454,500
300,000	Hostess Brands, Inc.	B–	6.750%	04/09/2020	N/A	309,564
997,500	Performance Food Group	CCC+	6.250%	11/14/2019	N/A	996,876
						5,418,172

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Gaming – 0.6%
$447,750	Centaur Acquisition, LLC	B+	5.250%	02/20/2019	N/A	$454,092
125,000	Horseshoe Baltimore	B–	8.250%	07/02/2020	N/A	129,375
1,138,500	Jacobs Entertainment, Inc.	B+	6.250%	10/29/2018	N/A	1,142,058
						1,725,525

	Health Care – 1.7%
100,000	Catalent	B	6.500%	12/31/2017	N/A	101,562
822,938	Learning Care Group	B	6.000%	05/08/2019	N/A	827,052
633,081	Merge Healthcare Inc.(c)	CCC	6.000%	04/23/2019	N/A	607,758
1,100,000	Nextech(c)	B	6.000%	10/28/2018	N/A	1,078,000
2,475,012	One Call Medical, Inc.	B+	5.500%	08/19/2019	N/A	2,492,028
						5,106,400

	Home Builders – 0.1%
150,000	Capital Automotive LP	B–	6.000%	04/30/2020	N/A	155,250

	Insurance – 0.3%
200,000	Cetera Financial Group, 1st Lien	B+	6.500%	08/07/2019	N/A	202,000
392,853	Confie Seguros	B–	6.500%	11/09/2018	N/A	394,326
100,000	Cooper Gay Swett and Crawford	CCC+	8.250%	10/16/2020	N/A	98,583
116,932	Cunningham	B–	9.250%	06/10/2020	N/A	116,786
						811,695

	Iron & Steel – 0.1%
150,000	Oxbow Carbon, 2nd Lien	BB–	8.000%	01/18/2020	N/A	152,812

	Media – 0.7%
547,120	Cengage Learning Acquisitions, Inc. (Thomson Learning)	D	7.500%	07/03/2014	N/A	413,990
188,840	Cengage Learning Acquisitions, Inc. (Thomson Learning)	D	9.750%	07/31/2017	N/A	143,203
943,374	Endurance International Group, Lien 1	B	6.250%	11/09/2019	N/A	949,859
199,500	Hemisphere Media Group Inc., 1st Lien	B	6.250%	07/30/2020	N/A	200,872
357,895	Mitel Networks Corp.	B+	7.000%	02/27/2019	N/A	357,895
						2,065,819

	Oil Field Services – 0.8%
598,500	Ocean RIG ASA	B+	5.500%	07/15/2016	N/A	606,981
273,874	Rice Energy, 2nd Lien	CCC+	8.500%	10/25/2018	N/A	280,037
496,250	Shelf Drilling Holdings Ltd.	B+	6.250%	05/31/2018	N/A	498,731
900,000	State Class Tankers	B2	6.750%	06/19/2020	N/A	910,125
						2,295,874

	Other Finance – 0.3%
1,000,000	Digital Insight, 2nd Lien	CCC+	8.750%	08/01/2020	N/A	1,008,330

	Other Financial Institution – 2.4%
500,000	American Stock Transfer	B	5.750%	06/26/2020	N/A	505,625
3,500,000	AP Alternative Assets LP(c)	BB	6.677%	12/21/2015	N/A	3,508,750
149,063	HDV Holdings	B	5.750%	12/18/2018	N/A	148,317
281,776	Knight/Getco	BB–	5.750%	11/30/2017	N/A	283,537
1,293,500	STG-Fairway Acquisitions, Inc.	B	6.250%	02/28/2019	N/A	1,295,926
450,000	STG-Fairway Acquisitions, Inc.(c)	CCC+	10.500%	08/28/2019	N/A	445,500
992,500	Topaz Power Holdings, LLC	BB–	5.250%	02/26/2020	N/A	981,746
						7,169,401

See notes to financial statements.
16 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Other Industrials – 1.0%
$498,750	Emerald Expositions(b)	BB–	5.500%	06/12/2020	N/A	$504,361
500,000	Mast Global	CCC+	8.250%	09/12/2019	N/A	495,000
150,000	Mitchell International, Inc., 2nd Lien	CCC	8.500%	10/11/2021	N/A	152,485
1,791,000	Sirva Worldwide, Inc.	B	7.500%	03/27/2019	N/A	1,831,297
						2,983,143

	Pharmaceuticals – 0.4%
1,162,196	Generic Drug Holdings	B+	5.000%	08/16/2020	N/A	1,168,373

	Railroads – 0.1%
196,970	Helm Financial Corp.	B	6.250%	06/01/2017	N/A	197,216

	Retail – 1.4%
78,000	Asurion Corp.	B–	11.000%	09/02/2019	N/A	81,250
2,227,542	Blue Coat Systems	B+	4.500%	05/31/2019	N/A	2,241,464
580,988	Deb Store Holdings, LLC(c) (j)	CCC+	6.500%	10/11/2016	N/A	435,741
248,842	Grocery Outlet, Inc.	B	5.500%	12/17/2018	N/A	249,776
248,286	Guitar Center, Inc.	CCC+	6.250%	04/09/2017	N/A	240,761
742,503	Ollies Holdings, Inc.	B	5.255%	09/28/2019	N/A	748,072
100,000	Rite Aid Corp.	B	5.750%	08/21/2020	N/A	102,822
						4,099,886

	Technology – 2.7%
399,394	Aspect Software, Inc.	B	7.000%	05/07/2016	N/A	401,089
550,000	Deltek Systems, Inc.	CCC+	10.000%	10/10/2019	N/A	558,250
1,290,250	Deltek, Inc.	B1	5.000%	10/10/2018	N/A	1,297,185
270,188	Entrust Ltd.(c)	B	6.250%	10/31/2018	N/A	268,836
596,063	Entrust, Inc.(c)	B	6.250%	10/31/2018	N/A	593,082
150,000	EZE Castle Software, Inc.	CCC+	8.500%	03/14/2021	N/A	152,875
1,100,000	Greenway Medical Technology, 1st Lien	B+	6.000%	11/04/2020	N/A	1,100,000
125,000	Ion Trading Technology	CCC+	8.250%	05/21/2021	N/A	126,589
495,000	IPC Information Systems, Inc.	B–	7.750%	07/31/2017	N/A	492,216
750,000	Misys PLC	CCC+	12.000%	06/12/2019	N/A	865,312
200,000	P2 Energy Solutions	CCC+	9.000%	04/30/2021	N/A	203,000
1,339,875	Wall Street Systems Delaware, Inc.	B	5.750%	10/25/2019	N/A	1,347,834
450,000	Wall Street Systems Delaware, Inc.	B–	9.250%	10/25/2020	N/A	454,354
						7,860,622

	Transportation – 1.5%
1,042,708	AABS, Series 2013-1A	A+	4.875%	01/01/2020	N/A	1,045,315
38,832	Carey International, Inc.(c) (j)	CCC+	9.000%	07/31/2015	N/A	15,533
577,500	Evergreen Tank Solutions, Inc.	B–	9.500%	09/28/2018	N/A	576,056
98,750	Evergreen Tank Solutions, Inc.	B–	9.500%	09/28/2018	N/A	98,503
618,730	Global Aviation Holdings, Inc.(c) (j)	NR	10.000%	07/13/2017	N/A	0
200,247	Global Aviation Holdings, Inc.(c) (j)	NR	3.000%	02/13/2018	N/A	0
1,246,707	Sabre, Inc.	B	5.250%	02/19/2019	N/A	1,256,743
1,256,850	US Shipping Corp., Lien 1	B	9.000%	04/30/2018	N/A	1,294,556
						4,286,706

	Wireless – 0.4%
992,500	Alcatel Lucent, Lien 1	B+	5.750%	01/30/2019	N/A	1,003,005
248,381	Expert Global Solutions, Lien 1	B–	8.500%	04/03/2018	N/A	253,038
						1,256,043

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Wirelines – 1.4%
$1,806,586	Avaya, Inc.	B	4.762%	10/26/2017	N/A	$1,734,576
2,329,665	Avaya, Inc.	B	8.000%	03/31/2018	N/A	2,325,600
						4,060,176

	Total Term Loans – 23.3%
	(Cost $67,692,973)					68,184,686

Number
of Shares	Description					Value
	Common Stocks – 0.0%***
	Airlines – 0.0%***
32,331	Global Aviation Holdings, Inc.(c) (j) (m)					3

	Retail – 0.0%***
9,389	Deb Store Holdings, LLC(c) (j) (m)					1

	Total Common Stocks – 0.0%***
	(Cost $125,069)					4

	Preferred Stocks – 6.1%
	Banks – 3.0%
4,000	AgriBank FCB, 6.875%(f)					398,375
3,450,000	Bank of America Corp., Series U, 5.200%(b)(f)					3,105,000
12,000	City National Corp., Series D, 6.750%(f)					303,600
2,623,000	Fifth Third Bancorp, 5.100%(b) (f)					2,321,355
28,000	Morgan Stanley, Series E, 7.125%(f)					741,720
655,000	PNC Financial Services Group, Inc., Series R, 4.850%(b) (f)					586,225
60,000	Wells Fargo & Co., 5.850%(f)					1,453,200
						8,909,475

	Diversified Financial Services – 1.3%
500	Falcons Funding Trust I, 8.875%(a) (f)					514,719
5,200	GSC Partners CDO Fund Ltd. V / GSC Partners CDO Fund Corp. (Cayman Islands)(a) (f)					2,168,900
2,100,000	Whitehorse II Ltd., Series 2005-2A (Cayman Islands)(a) (f) (i)					1,176,000
						3,859,619

	Insurance – 1.0%
20,000	Aegon NV, 6.380% (Netherlands)(b)					488,200
96,000	Aspen Insurance Holdings Ltd., 5.950% (Bermuda)(f) (m)					2,286,720
3,800	ING Groep NV, 7.050% (Netherlands)(b)					95,760
						2,870,680

	Telecommunications – 0.4%
1,000	Centaur Funding Corp., 9.080% (Cayman Islands)(a)					1,219,375

	Transportation – 0.4%
40,000	Seaspan Corp., Series C, 9.500% (Marshall Islands)					1,065,600

	Total Preferred Stocks – 6.1%
	(Cost $18,621,287)					17,924,749

	Exchange Traded Funds – 19.3%
27,700	Industrial Select Sector SPDR Fund(b) (n)					1,396,080
10,060	iShares MSCI Spain Capped Index Fund					378,759
75,000	iShares Russell 2000 Index Fund(b) (n)					8,513,250
87,000	SPDR Dow Jones Industrial Average ETF Trust(b) (n)					13,982,640

See notes to financial statements.
18 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

Number
of Shares	Description	Value
	Exchange Traded Funds continued
161,800	SPDR S&P 500 ETF Trust(b) (n)	$29,285,800
80,700	Technology Select Sector SPDR Fund(b) (n)	2,799,483
	(Cost $54,231,176)	56,356,012

	Warrants – 0.0%***
	Engineering & Construction – 0.0%***
1,050	Alion Science and Technology Corp., expiring 03/15/2017(c) (j) (m)
	(Cost $10)	0

	Total Investments – 132.5%
	(Cost $380,332,486)	388,016,667
	Other Assets in excess of Liabilities – 10.1%	29,608,534
	Total Value of Options Written – (0.3%) (Premiums received $653,343)	(916,338)
	Borrowings – (22.1% of Net Assets or 16.6% of Total Investments)	(64,598,955)
	Reverse Repurchase Agreements – (20.2%)	(59,211,835)
	Net Assets – 100.0%	$292,898,073

ASA – Stock Company

BV – Limited Liability Company

CBO – Collateralized Bond Obligation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

LP – Limited Partnership

N/A– Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

Pty – Proprietary

SA – Corporation

S&P – Standard & Poor’s

SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

***	Less than 0.1%

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, these securities amounted to $163,279,799, which represents 55.7% of net assets.

(b)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of November 30, 2013, the total amount segregated was $228,586,347.

(c)	Illiquid security.

(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(e)	Security is perpetual and, thus does not have a predetermined maturity date.

(f)	Floating or variable rate coupon. The rate shown is as of November 30, 2013.

(g)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares of the secured note.

(h)	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.

(i)	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.

(j)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $11,356,165 which represents 3.9% of net assets.

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2013

(k)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect as of November 30, 2013.

(l)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(m)	Non-income producing security.

(n)	Security represents cover for outstanding written options.

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written – (0.3%) (a)	Month	Price	Value
	Call Options Written – (0.3%)
277	Industrial Select Sector SPDR Fund	December 2013	$50.00	$(22,853)
750	iShares Russell 2000 Index Fund	December 2013	110.00	(304,500)
870	SPDR Dow Jones Industrial Average ETF Trust	December 2013	159.00	(233,595)
1,618	SPDR S&P 500 ETF Trust	December 2013	181.00	(288,813)
807	Technology Select Sector SPDR Fund	December 2013	34.00	(66,577)
	Total Value of Call Options Written
	Premiums received $653,343			$(916,338)
(a)        Non-income producing security.

% of Total
Country Breakdown	Investments
United States	72.5%
Cayman Islands	18.2%
Jersey	2.1%
Canada	1.7%
United Kingdom	1.4%
Bermuda	1.3%
Netherlands	0.6%
Saint Maarten	0.5%
Australia	0.4%
Mexico	0.3%
Marshall Islands	0.3%
France	0.2%
Brazil	0.2%
Ireland	0.2%
Luxembourg	0.1%

See notes to financial statements.
20 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2013

Assets
Investments in securities, at value (cost $380,332,486)	$388,016,667
Cash	26,187,889
Interest receivable	3,671,954
Receivable for securities sold	1,824,874
Restricted cash	906,000
Receivable for fund shares sold through at-the-market offering	402,085
Dividends receivable	31,580
Unrealized appreciation on swaps	12,190
Unrealized appreciation on foreign currency	18,894
Other assets	19,042
Total assets	421,091,175
Liabilities
Borrowings	64,598,955
Reverse repurchase agreements	59,211,835
Payable for securities purchased	1,594,724
Options written, at value (premiums received of $653,343)	916,338
Excise tax payable	500,000
Unrealized depreciation on swaps	489,670
Advisory fee payable	343,029
Interest due on borrowings	161,113
Offering costs payable	134,510
Unrealized depreciation on unfunded commitments	12,556
Administration fee payable	7,811
Accrued expenses and other liabilities	222,561
Total liabilities	128,193,102
Net Assets	$292,898,073
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 14,407,017 shares issued and outstanding	$144,070
Additional paid-in capital	275,407,234
Accumulated net realized gain on investments, options and swaps	11,135,452
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	6,950,044
Distributions in excess of net investment income	(738,727)
Net Assets	$292,898,073
Net Asset Value (based on 14,407,017 common shares outstanding)	$20.33

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 21

STATEMENT OF OPERATIONS For the six months ended November 30, 2013 (Unaudited)	November 30, 2013

Investment Income
Interest	$11,078,822
Dividends	329,304
Total income		$11,408,126
Expenses
Investment advisory fee	2,058,820
Interest expense	775,581
Excise tax expense	500,000
Professional fees	78,122
Fund accounting fee	62,484
Administration fee	48,697
Printing expense	38,482
Trustees’ fees and expenses	37,640
Custodian fee	22,785
NYSE listing fee	16,040
Insurance	11,820
Transfer agent fee	11,106
Miscellaneous	547
Total expenses		3,662,124
Net investment income		7,746,002
Realized and unrealized gain (loss) on investments, options, foreign currency translations, swaps and unfunded commitments
Net realized gain (loss) on:
Investments		9,102,871
Foreign currency transactions		364,474
Options		(836,400)
Swaps		(163,510)
Net change in unrealized appreciation (depreciation) on:
Investments		(8,134,393)
Options		(842,566)
Foreign currency translations		12,132
Swaps		(1,018,932)
Unfunded commitments		3,507
Net realized and unrealized loss on investments, options, foreign currency translations, swaps and unfunded commitments		(1,512,817)
Net Increase in Net Assets Resulting from Operations		$6,233,185

See notes to financial statements.
22 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2013

	For the
	Six Months Ended	For the
	November 30, 2013	Year Ended
	(Unaudited)	May 31, 2013
Increase in Net Assets Resulting from Operations
Net investment income	$7,746,002	$20,400,139
Net realized gain on investments, options and swaps	8,467,435	7,911,700
Net change in unrealized appreciation (depreciation) on investments, options, foreign currency translations, swaps and unfunded commitments	(9,980,252)	14,945,104
Net increase in net assets resulting from operations	6,233,185	43,256,943
Distributions to Common Shareholders
From and in excess of net investment income	(12,895,106)	(21,756,314)
Capital gains	(2,612,105)	(2,072,578)
Total distributions	(15,507,211)	(23,828,892)
Capital Share Transactions
Net proceeds from common shares issued through at-the-market offering	15,100,591	59,126,204
Reinvestment of dividends	693,491	930,367
Common share offering costs charged to paid-in capital	(92,724)	(360,152)
Net increase from capital share transactions	15,701,358	59,696,419
Total increase in net assets	6,427,332	79,124,470
Net Assets
Beginning of period	286,470,741	207,346,271
End of period (including distributions in excess of net investment income of $(738,727) and $4,410,377, respectively)	$292,898,073	$286,470,741

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 23

STATEMENT OF CASH FLOWS For the six months ended November 30, 2013 (Unaudited)	November 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,233,185
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net unrealized depreciation on investments	8,134,393
Net unrealized depreciation on options	842,566
Net unrealized depreciation on swaps	1,018,932
Net unrealized appreciation on unfunded commitments	(3,507)
Net unrealized appreciation on foreign currency translations	(12,132)
Net realized gain on investments	(9,102,871)
Net realized loss on options	836,400
Net accretion of bond discount and amortization of bond premium	(1,753,126)
Paydowns received	(1,981,852)
Purchase of long-term investments	(205,734,474)
Proceeds from sale of long-term investments	225,520,813
Net decrease in premiums received on written options	(1,818,903)
Net sales of short-term investments	(2,724,940)
Increase in dividends receivable	(18,802)
Increase in interest receivable	(373,514)
Increase in securities sold receivable	(251,135)
Decrease in receivable for fund shares sold through at-the-market offering	1,085,625
Increase in other assets	(19,042)
Decrease in payable for securities purchased	(9,640,851)
Increase in interest due on borrowings	4,468
Increase in advisory fee payable	8,985
Decrease in administration fee payable	(129)
Increase in excise tax payable	500,000
Decrease in accrued expenses and other liabilities	(53,456)
Net Cash Provided by Operating and Investing Activities	10,696,633
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	15,100,591
Distributions to common shareholders	(14,813,720)
Decrease in reverse repurchase agreements	(261,907)
Proceeds from borrowings	8,500,000
Offering costs in connection with issuance of common shares	(92,724)
Net Cash Provided by Financing Activities	8,432,240
Net increase in cash	19,128,873
Cash at Beginning of Period (including restricted cash)	7,965,016
Cash at End of Period (including restricted cash)	$27,093,889
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$614,468
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$571,814
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$684,492
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on payment-in-kind bonds	$18,499

See notes to financial statements.
24 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2013

	For the
	Six Months
Per share operating performance	Ended		For the	For the	For the	For the	For the
for a common share outstanding	November 30, 2013		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
throughout the period	(Unaudited)		May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$20.95		$19.00	$20.11	$17.56	$12.42	$17.52
Income from investment operations
Net investment income(a)	0.55		1.68	1.80	1.94	1.76	1.06
Net realized and unrealized gain (loss) on investments, options, foreign currency translations, swaps and unfunded commitments	(0.08)		2.22	(1.06)	2.49	5.23	(4.31)
Total from investment operations	0.47		3.90	0.74	4.43	6.99	(3.25)
Distributions to Common Shareholders
From and in excess of net investment income	(0.91)		(1.78)	(1.85)	(1.88)	(1.85)	(1.36)
Return of capital	—		—	—	—	—	(0.49)
Capital gains	(0.18)		(0.17)	—	—	—	—
Total distributions	(1.09)		(1.95)	(1.85)	(1.88)	(1.85)	(1.85)
Net asset value, end of period	$20.33		$20.95	$19.00	$20.11	$17.56	$12.42
Market value, end of period	$21.44		$21.91	$21.08	$22.32	$17.46	$11.53
Total investment return(b)
Net asset value	2.39%		21.37%	4.09%	26.14%	59.06%	-18.37%
Market value	2.93%		14.10%	3.81%	40.85%	70.37%	-19.51%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (in thousands)	$292,898		$286,471	$207,346	$187,333	$161,783	$113,076
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense(c)	1.99	%(f)	1.81%	1.78%	1.85%	1.98%	2.06%
Total expenses, including interest expense(c)	2.53	%(f)	2.47%	2.55%	2.69%	2.97%	3.25%
Net investment income, including interest expense	5.35	%(f)	8.30%	9.45%	10.20%	11.30%	7.84%
Portfolio turnover(d)	52%		165%	112%	64%	67%	58%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$123,811		$115,573	$83,842	$80,670	$69,117	$31,085
Asset coverage per $1,000 of indebtedness(e)	$3,366		$3,479	$3,473	$3,322	$3,341	$4,638

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.03% for the six months ended November 30, 2013, 0.05% for the year ended May 31, 2013, 0.04% for the year ended May 31, 2012, 0.03% for the year ended May 31, 2011, 0.05% for the year ended May 31, 2010, and 0.08% for the year ended May 31, 2009.

(d)	Portfolio turnover is not annualized for periods of less than one year.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)	Annualized.

See notes to financial statements.
GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2013

Note 1 – Organization:
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sale price as of the close of the exchange on which they are traded. Preferred stocks for which the last sale price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Exchange traded funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged valuations, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

For fixed income securities, fair valuations may include input from Guggenheim Partners Investment Management, LLC (“GPIM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. GPIM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

There are three different categories for valuation. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuations).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable

26 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs as described above. The fair value estimate for the Level 3 securities in the Fund are determined in accordance with the Fund’s valuation procedures described above.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at November 30, 2013.

Description	Level 1	Level 2	Level 3		Total
(value in $000’s)
Assets:
Corporate Bonds	$—	$121,360	$—		$121,360
Asset Backed Securities:
Automobile	—	23	—		23
Collateralized Debt Obligations	—	22,608	4,217		26,825
Collateralized Loan Obligations	—	42,848	5,214		48,062
Commercial Receivables	—	4	—		4
Credit Cards	—	105	1,082		1,187
Financial	—	17	—		17
Insurance	—	4,660	—		4,660
Media	—	1,769	—		1,769
Other	—	6,000	—		6,000
Timeshare	—	146	—		146
Transportation	—	14,280	392		14,672
Trust Preferred Stocks	—	4,943	—		4,943
Collateralized Mortgage Obligations	—	15,883	—		15,883
Term Loans:
Aerospace & Defense	—	895	—		895
Automotive	—	935	—		935
Banking	—	206	—		206
Chemicals	—	403	—		403
Consumer Products	—	1,543	—		1,543
Consumer Services	—	6,195	—		6,195
Diversified Manufacturing	—	2,002	—		2,002
Electric	—	1,068	—		1,068
Entertainment	—	3,117	—		3,117
Food & Beverages	—	5,418	—		5,418
Gaming	—	1,726	—		1,726
Health Care	—	5,106	—		5,106
Home Builders	—	155	—		155
Insurance	—	812	—		812
Iron & Steel	—	153	—		153
Media	—	2,066	—		2,066
Oil Field Services	—	2,296	—		2,296
Other	—	1,008	—		1,008
Other Financials	—	7,170	—		7,170
Other Industrials	—	2,983	—		2,983
Pharmaceuticals	—	1,168	—		1,168
Railroad	—	197	—		197
Retail	—	3,664	436		4,100
Technology	—	7,861	—		7,861
Transportation	—	4,271	15		4,286
Wireless	—	1,256	—		1,256
Wire Lines	—	4,060	—		4,060
Common Stock	—	—	—	*	—	*

Description	Level 1	Level 2	Level 3		Total
(value in $000’s)
Preferred Stock:
Banks	$8,909	$—	$—		$8,909
Diversified Financial Services	3,860	—	—		3,860
Insurance	2,871	—	—		2,871
Telecommunications	1,219	—	—		1,219
Transportation	1,066	—	—		1,066
Exchange Traded Funds	56,356	—	—		56,356
Warrants	—	—	—	*	—	*
Credit Default Swap	—	20	—		20
Foreign Currency	19	—	—		19
Total	$74,300	$302,400	$11,356		$388,056

Liabilities:
Index Swaps	$—	$490	$—		$490
Options Written	916	—	—		916
Unfunded Commitments	—	13	—		13
Total	$916	$503	$—		$1,419

* Market value is less than minimum amount disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below:

Two term loans, Global Aviation Holdings Inc. in the amount of $0 each, transferred from Level 2 to Level 3 due to liquidity issues of the company and the lack of a third-party price.

Three additional term loans, AABS, AP Alternative Assets LP and STG-Fairway Acquisitions, Inc. in the amounts of $1,045,315, $3,508,750 and $445,500, respectively, transferred from Level 3 to Level 2 due to the availability of market price information at the period end.

Two asset backed securities, Atlas Senior Loan Fund II Ltd. and Blade Engine Securitization Ltd. in the amount of $2,327,979 and $392,441, respectively, transferred from Level 2 to Level 3 due to the lack of available market price information at the period end.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

With regards to the Level 3 securities:

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended November 30, 2013.

Level 3 Holdings (Values in $000’s)
Beginning Balance at 5/31/13
Asset Backed Securities	$4,645
Term Loans	6,705
Common Stock	— *
Warrant	— *
Paydowns Received
Asset Backed Securities	(877)
Term Loans	(3,034)
Common Stock	—
Warrant	—
Payment-in-kind Distributions Received
Asset Backed Securities	—
Term Loans	17
Common Stock	—
Warrant	—
Realized Gain/Loss Related to Paydowns
Asset Backed Securities	184
Term Loans	28
Common Stock	—
Warrant	—
Realized Gain/Loss Related to Sale
Asset Backed Securities	(28)
Term Loans	—
Common Stock	—
Warrant	—

Level 3 Holdings (Values in $000’s)
Change in Unrealized Gain/Loss
Asset Backed Securities	25
Term Loans	(15)
Common Stock	—
Warrant	—
Purchases
Asset Backed Securities	4,482
Term Loans	1,750
Common Stock	—
Warrant	—
Sales
Asset Backed Securities	(246)
Term Loans	—
Common Stock	—
Warrant	—
Transfer In
Asset Backed Securities	2,720
Term Loans	—
Common Stock	—
Warrant	—
Transfer Out
Asset Backed Securities	—
Term Loans	(5,000)
Common Stock	—
Warrant	—
Ending Balance at 11/30/13
Asset Backed Securities	10,905
Term Loans	451
Common Stock	— *
Warrant	— *
Total Level 3 holdings	$11,356

*Market value is less than minimum amount disclosed.

The following table summarizes valuation techniques and inputs used in determining the fair value of holdings categorized as Level 3 at November 30, 2013:

Investments, at Value	Value as of November 30, 2013	Valuation Technique	Unobservable Inputs
Asset Backed Securities:
Collateralized Debt Obligations	$ 4,216,777	Third-Party Pricing Vendor	$80.8567 Single Broker Quote
Collateralized Loan Obligations	2,886,000	Third-Party Pricing Vendor	$78.0000 Single Broker Quote
Collateralized Loan Obligations	2,327,979	Third-Party Pricing Vendor	$89.5377 Single Broker Quote
Credit Cards	1,081,690	Third-Party Pricing Vendor	$81.7090 Single Broker Quote
Transportation	392,441	Third-Party Pricing Vendor	$66.1600 Single Broker Quote
Term Loans:
Retail	435,741	Model Price	$75.0000 Single Broker Quote
Transportation	15,533	Model Price	$40.0000 Single Broker Quote
Transportation	0	Model Price	$0.0000 Unlisted Security
Common Stocks:
Airlines	3	Model Price	$0.0001 Unlisted Security
Retail	1	Model Price	$0.0001 Single Broker Quote
Warrants:
Engineering & Construction	0	Model Price	$0.0000 Unlisted Security

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Unlisted Security	Increases	Decreases
Single Broker Quote	Increases	Decreases

28 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the six months ended November 30, 2013, the Fund recognized an increase of interest income and a decrease of net realized gain of $1,981,852. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call and Put Options
The Fund will pursue its investment objective by employing an option strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. The maximum exposure the Fund has at risk when purchasing an option is the premium paid. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPIM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Prior to May 14, 2013, under a separate Fund Administration agreement, the Adviser provided Fund Administration services to the Fund. Effective May 14, 2013, the Trustees approved Rydex Fund Services, LLC (“RFS”) to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. The Adviser previously received and RFS currently receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

There is no impact to the Fund as a result of this change.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Effective June 1, 2013, the Trustees approved RFS to replace BNY as the accounting agent of the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash.

RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Information on the components of investments, excluding purchased and written options, and net assets as of November 30, 2013, is as follows:

Net Tax
Unrealized
Cost of			Net Tax	Depreciation
Investments	Gross Tax	Gross Tax	Unrealized	on Derivatives
for Tax	Unrealized	Unrealized	Appreciation	and Foreign
Purposes	Appreciation	Depreciation	on Investments	Currency
$382,033,665	$18,585,343	$(12,602,341)	$5,983,002	$(721,581)

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and non-real estate investment trust return of capital.

30 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

Tax components of the following balances as of May 31, 2013 (the most recent fiscal year for federal income tax purposes) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gains
$7,472,824	$1,713,077

For the year ended May 31, 2013 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Distributions paid from	2013
Ordinary income	$21,756,314
Long-term capital gain	2,072,578
$23,828,892

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the six months ended November 30, 2013, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $205,734,474 and $225,520,813, respectively.

Note 6 – Derivatives:
(a) Covered Call Options and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund entered into written option contracts during the six months ended November 30, 2013.

Details of the transactions were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of the period	6,979	$2,472,246
Options written during the period	26,849	4,516,662
Options expired during the period	(557)	(50,621)
Options closed during the period	(25,286)	(5,600,452)
Options assigned during the period	(3,663)	(684,492)
Options outstanding, end of period	4,322	$653,343

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

over time by a pre-determined percentage or fall below a pre- determined floor. With respect to certain Counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against Counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain Counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/ depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.

The Fund entered into credit default and index swap agreements during the six months ended November 30, 2013, to potentially enhance return. Details of the swap agreements outstanding as of November 30, 2013, are as follows:

Credit Default Swap Agreements

Upfront
				Implied Credit	Notional		Premium
	Reference	Buy/Sell	Termination	Spread at	Amount	Receiving	Received	Unrealized
Counterparty	Entity	Protection	Date	November 30, 2013 (2)	(000s)	Fixed Rate	(Paid)	Appreciation
Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/21/14	0.59%	$3,000	1.180%	$–	$12,190

Index Swap Agreements

					Unrealized
		Termination	Number	Notional	Appreciation/
Counterparty	Index	Date	of Contracts	Amount (000s)	(Depreciation)
Bank of America	Japanese Government 10-Year Bond Future	12/31/13	19	$(26,942)	$(489,670)
Total Unrealized Depreciation for Swap Agreements					$(477,480)

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

32 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

(c) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at November 30, 2013.

Statement of Asset and Liabilities Presentation of Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk	Investments	$–	Options	$916
	in securities		Written
Interest rate risk	Unrealized	–	Unrealized	490
	appreciation on		depreciation
	swaps		on swaps
Credit risk	Unrealized	12	Unrealized	–
	appreciation on		depreciation
	swaps		on swaps
Total		$12		$1,406

The following table presents the effect of derivatives instruments on the Statement of Operations for the six month ended November 30, 2013.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$(836)	$—	$(836)
Interest rate risk	—	(176)	(176)
Credit risk	—	12	12
Total	$(836)	$(164)	$(1,000)
Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s)
Primary Risk Exposure	Options	Swaps	Total
Equity risk	$(843)	$—	$(843)
Interest rate risk	—	(911)	(911)
Credit risk	—	(108)	(108)
Total	$(843)	$(1,019)	$(1,862)

Derivative Volume

Swaps:
The Fund increased the volume of activity in swaps during the six months ended November 30, 2013 with an average notional balance of approximately $31,208,269 during the six months ended November 30, 2013 and an ending notional balance of $29,780,000. During the year ended May 31, 2013, the average notional balance was approximately $18,382,349 and the ending notional balance was $34,779,698.

Note 7 – Leverage:
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2013, the average daily balance for which reverse repurchase agreements were outstanding amounted to $59,380,281. The weighted average interest rate was 1.42%. At November 30, 2013, there was $59,211,835 in reverse repurchase agreements outstanding.

At November 30, 2013, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates	Range of Maturity Dates	Face Value
Barclays Capital, Inc.	0.75% - 1.92%	12/05/13 – 02/27/14	$19,874,029
Citigroup, Inc.	1.82%	12/05/13	979,000
Credit Suisse Securities LLC	0.80%-0.99%	01/15/14 – 02/06/14	12,279,340
Greenwich Capital	1.84%	01/07/14	5,803,000
Merrill Lynch	0.88%-2.25%	01/03/14 – 02/12/14	16,539,966
Nomura	2.10% - 2.40%	12/11/13 – 01/10/14	2,706,500
Wells Fargo Bank, Ltd.	1.52%	12/18/13	1,030,000
			$59,211,835

Borrowings
On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On February 15, 2012, the $30,000,000 revolving credit agreement was increased to $40,000,000 and effective August 12, 2012, it increased again to $50,000,000. On January 25, 2013, the credit line was increased to $65,000,000. On August 26, 2013, the credit line was increased to $80,000,000. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. At November 30, 2013, there was $64,598,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended November 30, 2013, was $62,516,988 with a related average interest rate of 1.12%. The maximum amount outstanding during the six months ended November 30, 2013 was $64,598,955. As of November 30, 2013, the total value of securities segregated and pledged as collateral in connection with borrowings was $115,806,839.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2013

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

Note 8 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of November 30, 2013. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November330, 2013, the total amount segregated in connection with reverse repurchase argreements and unfunded commitments was $112,779,508. The unrealized depreciation on these commitments of $12,556 as of November 30, 2013 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At November 30, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation )
Darling International	$1,400,000	$—
ServiceMaster Revolver	800,000	(12,556)
	$2,200,00	$(12,556)

Note 9 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 14,407,017 issued and outstanding.

Transactions in common shares were as follows:

	Six months ended	Year ended
	November 30, 2013	May 31, 2013
Beginning Shares	13,672,683	10,913,698
Common shares issued through at-the-market offering	33,353	2,714,415
Shares issued through dividend reinvestment	700,981	44,570
Ending Shares	14,407,017	13,672,683

On April 8, 2011, the Fund’s shelf registration allowing delayed or continuous offering of common shares became effective and post-effective amendments thereto became effective on January 4, 2012 and September 28, 2012. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time through Cantor Fitzgerald & Co. as agent for the Fund.

On October 26, 2013, the Fund’s new shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.

The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the six months ended November 30, 2013, the Fund incurred $92,724 of expenses associated with the at-the market offerings.

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On December 2, 2013, the Fund declared a monthly dividend to common shareholders of $0.1821 per common share. The dividend was payable on December 31, 2013, to shareholders of record on December 13, 2013.

On January 2, 2014, the Fund declared a monthly dividend to common shareholders of $0.1821 per common share. The dividend is payable on January 31, 2014, to shareholders of record on January 15, 2014.

34 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2013

Federal Income Tax Information
In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past	Fund Complex***	Other Directorships
with Registrant	of Time Served	Five Years and Other Affiliations	Overseen by Trustee	Held by Trustee

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	52	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd. a U.S. and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director of Mercator Minerals Ltd. (September 2013-present), First Americas Gold Corp. (2012-present) and Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (2011-2012); Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gate- way Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	48	Director of Peabody Energy Company (2003 – present) and GP Natural Resource Partners LLC (2002 – present).
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	54	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	51	Previously, Trustee, Bennett Group of Funds (2011-September 2013).

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present); Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief Executive Officer (2012-present) and President (2010- present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds in the Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Formerly Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010).
			212
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

-
Messrs. Barnes, Cacciapaglia and Friedrich are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending May 31, 2014.

-	Messrs. Karn, Nyberg and Toupin are Class II Trustees. The Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending May 31, 2015.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2013

Principal Executive Officers
The Principal Executive Officers, of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past
Position(s) Held with Registrant	Length of Time Served	Five Years and Other Affiliations
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present). Officer of certain funds in the Fund Complex (2012-present).

John L. Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2011
Senior Managing Director-Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010- 2011); Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2008	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

36 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 37

November 30, 2013

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38 | GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND INFORMATION	November 30, 2013

Board of Trustees	Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of New York Mellon
	Chief Executive Officer	Investment Advisors, LLC	New York, New York
Donald C. Cacciapaglia*		Lisle, Illinois
	Amy J. Lee		Legal Counsel
Roman Friedrich III	Chief Legal Officer	Investment Sub-Adviser	Skadden, Arps, Slate,
		Guggenheim Partners	Meagher & Flom LLP
Robert B. Karn III	John L. Sullivan	Investment Management, LLC	New York, New York
	Chief Financial Officer,	Santa Monica, California
Ronald A. Nyberg	Chief Accounting Officer,		Independent Registered
	and Treasurer	Administrator and	Public Accounting Firm
Ronald E. Toupin, Jr.,		Accounting Agent	Ernst & Young LLP
Chairperson	Joanna M. Catalucci	Rydex Fund Services, LLC	Chicago, Illinois
	Chief Compliance Officer	Rockville, Maryland
* Trustee is an “interested
person” (as defined in	Mark E. Mathiasen
section 2(a)(19) of the	Secretary
1940 Act) (“Interested Trustee”)
of the Trust because of his
position as the President and
CEO of the Adviser.

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF | GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT | 39

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/14)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
CEF-GOF-SAR-1113

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

 (b)          Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           February 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           February 5, 2014

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           February 5, 2014